Exhibit 10.16



                             DEBT EXCHANGE AGREEMENT

     This  Debt  Exchange Agreement (the "Agreement") dated as of March   , 2006
                                          ---------                    ---
is  by and between Cytation Corporation, a Delaware corporation (the "Company"),
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having a principal place of business at 4902 Eisenhower Blvd., Suite 185, Tampa,
FL  33634  and  Vicis Capital Master Fund (the "Lender") having an address at 25
                                                ------
East  78th  Street,  New  York,  New  York  10021.

     WHEREAS, the Lender is the holder of the Interest Bearing Non-Convertible Installment Promissory Note in the form on EXHIBIT "A" attached hereto (the "Note");
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     WHEREAS,  the  Lender  has  agreed  to  exchange its Note for the Company's
Series  A  Convertible  Preferred  Stock,  $.001  Par Value ("Series A Preferred
                                                              ------------------
Stock"),  Series  A  Common Stock Purchase Warrants (the "Series A Warrants") in
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the  form  of  EXHIBIT  "B"  attached hereto, and Series B Common Stock Purchase
Warrants  (the  "Series B Warrants") in the form of EXHIBIT "C" attached hereto,
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in  each  case  issued  pursuant  to  the  Company's  ongoing equity offering as referenced  in  the  term  sheet  attached  hereto  as  EXHIBIT  "D";

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                  THE EXCHANGE
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     Section  1.1  Transfer  and Exchange. Subject to and in accordance with the
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terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Lender shall tender and deliver the Note to the Company for cancellation of all principal and accrued interest, and the Company shall issue and deliver to the Lender (a) 150,000 shares of Series A Preferred Stock, (b) a Series A Warrant certificate with 2,000,000 underlying Warrant Shares, and (c) a Series B Warrant certificate with 1,000,000 underlying Warrant Shares (the "Exchanged
                                                                       ---------
Shares").  As a point of clarification, the Lender shall be entitled to keep its
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Series  D  Common  Stock  Purchase  Warrant  issued  at the time of the original issuance  of  the  Note.

     Section  1.2  Deliveries  at  Closing. At the Closing (a) the Company shall
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deliver to the Lender one or more certificates representing the Exchanged Shares registered in the Lender's name (or its nominee), duly authorized, free and clear of all liens and restrictions of any kind (except for those imposed by the applicable Certificate of Designations and applicable securities laws), and (b) the Lender shall deliver or cause to be delivered to the Company the Note held by the Lender together with all documents necessary to validly and duly tender, assign and convey such Note to the Company for cancellation thereof.

     Section  1.3  Closing.  The  closing  of the transactions described in this
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Agreement  shall  take  place  at the offices of Bush Ross, P.A. 220 S. Franklin
Street, Tampa, Florida 33602 at 8:00 a.m., Eastern Time, on March 7, 2005, or on

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such  other  business  day thereafter as may be agreed to by the Company and the
Lender (such closing, the "Closing" and such date and time, the "Closing Date").
                                                                 ------------

     Section  1.4  Cancellation  of Subordinated Notes; Guarantees. Upon receipt
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from  the  Lender of the Note in accordance with Section 1.3 hereof, the Company shall cancel the Note immediately. The Company and the Lender agree that upon such cancellation of the Note: (a) the obligations of the Company to pay the principal of, interest on or redemption premium and otherwise in respect of, such Note surrendered by the Lender to the Company shall terminate; (b) the obligations of the Company to pay any interest remaining unpaid in respect of the Note shall terminate, and such interest shall be deemed to have formed a portion of the consideration given for the purchase of the Series A Preferred Stock by the Lender; (c) all obligations of the Lender pursuant to the Note shall terminate; (d) all obligations of the Company in respect of the cancelled Note shall terminate, and (e) all obligations of guarantors guarantying repayment of the Note shall terminate.

                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
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     Section  2.1  Organization and Authority. The Company is a corporation duly
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organized, validly existing, and in good standing under the laws of the State of
Delaware. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Company by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of the Company of this Agreement and the agreements, certificates and other documents contemplated hereby, including, without limitation, the issuance, sale and delivery of the Exchanged Shares and (b) the performance by the Company of its obligations under this Agreement, including, without limitation, the issuance, sale and delivery of the Exchanged Shares, and the consummation of the transactions contemplated by this Agreement hereof has been taken. This Agreement issued at the Closing constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (x) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights and (y) for the limitations imposed by general principles of equity.

     Section  2.2  The  Exchanged  Shares.  Upon  delivery  to the Lender at the
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Closing  of  certificates representing the Exchanged Shares, and upon receipt by the Company of the Note in exchange therefor, (a) good and valid title to such Exchanged Shares will pass to the Lender, free and clear of all liens and restrictions of any kind (except for those imposed by the Certificate of Designations and applicable securities laws) and (b) the Exchanged Shares will be duly authorized and validly issued, fully paid and nonassessable.

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                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER
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     Section  3.1  Investment  Representation. The Exchanged Shares and Warrants
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are  being  acquired for the Lender's own account, for investment and not with a view to, or for resale in connection with, a distribution or public offering thereof within the meaning of the Securities Act or applicable state securities laws.

     Section  3.2  Transfer  Restrictions  under  Securities  Laws.  The  Lender
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understands  that  none  of  the  Exchanged Shares or Common Stock issuable upon exercise of the Exchanged Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under any state securities laws. The Lender understands that the resale of the Exchanged Shares or Common Stock issuable upon exercise of the Exchanged Shares may be restricted indefinitely unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration. Certificates representing the Exchanged Shares (the "Securities") shall be endorsed with the following legend, and any other legends required  by  applicable  securities  laws:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.

The Company may instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in the foregoing legend are satisfied. The Warrants shall be endorsed with legends substantially in the form set forth in the Warrant Certificates.

     Section  3.3  Accredited  Investor  Status.  The  Lender  is an "Accredited
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Investor"  as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Lender is able to bear the economic risk of acquiring the Exchanged Shares and Warrants pursuant to the terms of this Agreement, including a complete loss of the Lender's investment in the Exchanged Shares and Warrants.

     Section  3.4 Authority. The Lender has all requisite power and authority to
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execute  and  deliver  this  Agreement  and  to  consummate  the  transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Lender by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of it of this Agreement and (b) the performance by it of obligations under this Agreement and the agreements, certificates and other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby has been taken. This Agreement constitutes a valid and binding agreement of the Lender, enforceable against it in accordance with its terms.

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     Section  3.5  No  Conflicts.  Neither  the  execution  and delivery of this
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Agreement  nor the consummation and performance of the transactions contemplated hereby to be performed or satisfied on the part of the Lender is prevented, limited by, conflicts with, or will result in, a breach of the terms, conditions, or provisions of any agreement to which the Lender is a party or any law, rule, regulation, or order of any court or government agency.

     Section  3.6 Good Title to Note. The Lender is the lawful owner of the Note
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and  the  Lender has good title thereto, free and clear of all liens, claims and encumbrances  of  any  kind.

                                    ARTICLE 4

                                  MISCELLANEOUS
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     Section  4.1  Binding Effect; Benefit. This Agreement shall be binding upon
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and  shall  inure  to  the  benefit  of  the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section  4.2  Entire  Agreement. This Agreement, the exhibits and schedules
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hereto  and  any  documents  delivered  by  the  parties  in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto.

     Section  4.3  Governing  Law.  This  Agreement  shall  be  governed  by and
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construed  in accordance with the laws of the State of Florida without regard to its rules of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America located in the State of Florida (the "Florida Courts") for any litigation arising out of or relating
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to  this  Agreement  and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Florida Courts and agrees not to plead or claim that such litigation brought in any Florida Court has been brought in an inconvenient forum.

     Section  4.4 Remedies; Specific Performance. The Company and the Lender may
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take  all  steps  necessary  or  advisable  to  protect and enforce their rights hereunder, whether by action, suit or proceeding at law or in equity, for the specific performance of any covenant, condition or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Company or the Lender shall deem necessary or advisable. No right or remedy hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by law or in equity and the exercise by a party hereto of any one or more of such rights, powers or remedies shall not preclude the simultaneous

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exercise  of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future.

     Section  4.5  Counterparts.  This  Agreement may be executed by the parties
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hereto  in  separate  counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section  4.6  Headings.  Headings of the Sections of this Agreement are for
                   --------
the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

     Section 4.7 Interpretation. In this Agreement, unless the context otherwise
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requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     Section  4.8  Incorporation  of  Exhibits  and  Schedules. All exhibits and
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schedules  hereto  are hereby incorporated herein and made a part hereof for all purposes  as  if  fully  set  forth  herein.

     Section  4.9 Severability. Any term or provision of this Agreement which is
                  ------------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     Section  4.10  Attorneys' Fees  and  Court  Actions.  If  a legal action is
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initiated  by  any  party  to  this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

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     IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed  and delivered by their respective officers, thereunto duly authorized.



                                CYTATION  CORPORATION

                                By:
                                ------------------------------------------
                                Charles  G.  Masters,  President  and  CEO

                                VICIS  CAPITAL  MASTER  FUND


                                By:
                                -----------------------------------
                                Shad  Stastney,  Managing  Director

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